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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported): May 30, 2003


           CWMBS, INC., (as depositor under the Pooling and Servicing
        Agreement, dated as of May 1, 2003, providing for the issuance of the Alternative Loan Trust 2003-9T1, Mortgage Pass-Through
                         Certificates, Series 2003-22).

                                   CWMBS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

     Delaware                       333-103821                95-4449516
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)


4500 Park Granada
Calabasas, California                                               91302
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(Address of Principal                                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits:

          5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

          8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
                Exhibit 5.1).

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1).


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWMBS, INC.



                                                      By: /s/ Darren Bigby
                                                         -------------------
                                                         Darren Bigby
                                                         Vice President



Dated:  May 30, 2003


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                                  Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----
5.1   Legality Opinion of Sidley Austin Brown & Wood LLP                     5

8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included
      in Exhibit 5.1)                                                        5

23.1  Consent of Sidley Austin Brown & Wood LLP (included in
      Exhibits 5.1 and 8.1)                                                  5


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